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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): October 11, 2006

                    MetLife Insurance Company of Connecticut
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             (Exact Name of Registrant as Specified in Its Charter)

                                 Connecticut
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                 (State or Other Jurisdiction of Incorporation)


                33-03094                                   06-0566090
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        (Commission File Number)               (IRS Employer Identification No.)

  One Cityplace, Hartford, Connecticut                       06103-3415
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(Address of Principal Executive Offices)                   (Zip Code)

                                    860-308-1000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On October 11, 2006, MetLife Insurance Company of Connecticut, a Connecticut corporation (the "Company"), and MetLife Investors Group, Inc., a Delaware corporation ("MLIG"), both subsidiaries of MetLife, Inc. ("MetLife"), entered into a Transfer Agreement (the "Transfer Agreement"), pursuant to which the Company agreed to acquire all of the outstanding stock of MetLife Investors USA Insurance Company ("MLI USA"), a Delaware stock life insurance company, from MLIG in exchange for 4,595,317 shares of the Company's common stock, par value $2.50 per share. The transaction will have economic effect as if it occurred on October 1, 2006. The principle used in determining the consideration was to value each of the Company and MLI USA, and exchange shares based on those valuations. The transaction closed on October 11, 2006, resulting in 34,595,317 shares outstanding of the Company, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

ITEM 2.01       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     As described in Item 1.01 of this Form 8-K, on October 11, 2006, the Company acquired all of the outstanding stock of MLI USA pursuant to the Transfer Agreement. Reference is made to the description of the transaction provided in Item 1.01, which description is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

     (b)  Pro Forma Financial Information.

          The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

     (c)  Not applicable.

     (d)  Not applicable.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     METLIFE INSURANCE COMPANY OF CONNECTICUT


                                     By:  /s/ Gwenn L. Carr
                                          --------------------------------------
                                          Name:   Gwenn L. Carr
                                          Title:  Senior Vice-President and
                                                  Secretary


Date: October 12, 2006